                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 9, 2002


                          Discover Card Master Trust I
                  -------------------------------------------
               (Exact name of registrant as specified in charter)



   Delaware                        0-23108                       51-0020270
   --------                        -------                       ----------
  (State of                      (Commission                   (IRS Employer
Organization)                   File Number)                Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                               19720
------------------------------------------------                   -----
(Address of principal executive offices)                         (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7434
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable



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Item 5. Other Events

     Series 2002-5. On December 9, 2002, the registrant made available to investors a prospectus supplement, dated December 4, 2002, and prospectus, dated April 17, 2002, with respect to the issuance of $1,200,000,000 aggregate principal amount of Series 2002-5 Floating Rate Class A Credit Card Pass-Through Certificates and $63,158,000 aggregate principal amount of Series 2002-5 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement for Series 2002-5, to be dated as of December 11, 2002, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee. A copy of the prospectus and prospectus supplement is attached as Exhibit 99.


Item 7. Exhibits

Exhibit No.   Description
-----------   -----------

Exhibit 99    Prospectus, dated April 17, 2002, and Prospectus
              Supplement, dated December 4, 2002, with respect to the Floating Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2002-5.



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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            Discover Card Master Trust I
                                                   (Registrant)


                                            By: Discover Bank
                                                (Originator of the Trust)



Date:    December 9, 2002                   By: /s/ Michael F. Rickert
                                                --------------------------------
                                                Michael F. Rickert
                                                Vice President, Chief Accounting
                                                Officer and Treasurer


                                     PAGE 3
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                                INDEX TO EXHIBITS

Exhibit     Description                                                     Page
-------     -----------                                                     ----

99          Prospectus, dated April 17, 2002, and Prospectus Supplement,     --
            dated December 4, 2002, with respect to the Floating Rate
            Class A Credit Card Pass-Through Certificates and the
            Floating Rate Class B Credit Card Pass-Through
            Certificates of Discover Card Master Trust I, Series
            2002-5.







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